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               PACTIV CORPORATION 2002 INCENTIVE COMPENSATION PLAN

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT


                                                          NUMBER OF
                                                           OPTIONS            OPTION         VESTING       EXPIRATION
             GRANTED TO                  AWARD DATE        GRANTED          PRICE PER       SCHEDULE*         DATE
                                                                              SHARE
-------------------------------------- --------------- ----------------- --------------- --------------- ---------------

-------------------------------------- --------------- ----------------- --------------- --------------- ---------------

* No award shall vest in less than six months after the Award Date.

         PACTIV CORPORATION (the "Company") grants you (the "Participant") a Non-Qualified Stock Option (the "Option"), under the Pactiv Corporation 2002 Incentive Compensation Plan (the "Plan").

         The Plan is administered by the Compensation Committee of the Company's Board of Directors (the "Committee").

         This Option incorporates the terms of the Plan and, in the case of any conflict between the Plan and this Option, the terms of the Plan control. Unless otherwise defined in the grant, capitalized terms have the meaning ascribed to them in the Plan. The terms of the Option are:

          1. When the Option is exercisable, the Participant may purchase from the Company the stated number of shares of Common Stock at the Option Price. Except as provided in Section 3, the Option expires at 3:00 p.m. Lake Forest, IL time on the tenth anniversary of the award date of this Option (the "Expiration Date").

          2. Except as provided in Section 3, the Option becomes exercisable in installments according to the vesting schedule. The Participant must be employed by a Pactiv Company at all times from the award date through the vesting date for that part of the Option to become exercisable on the vesting date.

         3. The Option may not be exercised after the expiration date. Except as provided below, the Option may not be exercised after the Participant's termination of employment with a Pactiv Company.


                  a) If the Participant's employment with a Pactiv Company terminates by normal retirement (at least age 65) the Option becomes fully vested and may be exercised until the earlier of three years from the Participant's normal retirement date or the expiration date of the Option. If the Participant terminates by early retirement and is at least age 57 with ten or more years of Company service on his/her retirement date the Option becomes fully vested and can be exercised until the earlier of one year from the Participant's early retirement date or the expiration of the Option. If the Participant terminates by retirement and has not attained age 57 on his/her retirement date the Option shall terminate as of the retirement date and shall no longer be exercisable.

                  b) If the Participant incurs a Total Disability, the Option becomes fully vested and exercisable and may be exercised until the earlier of the third anniversary of the Participant's Total Disability date or the expiration date of the Option. A Total Disability is the permanent inability of the Participant, which is a result of accident or sickness, to perform such Participant's occupation or employment for which the Participant is suited by reason of the Participant's previous training, education and experience and which results in the termination of the Participant's employment with all Pactiv Companies.

                  c) If the Participant dies while employed, the Option becomes fully vested and exercisable and the personal representative of Participant's estate may exercise the Option until the earlier of the third anniversary of the Participant's death or the expiration date of the Option.

                  d) If the Participant's employment is involuntarily terminated by the Company for reasons other than cause, the Participant may exercise the portion of the Option that is exercisable at the date of his termination of employment pursuant to Section 2. The Option may be exercised until the earlier of 90 days after the Participant's termination of employment or the expiration date of the Option.

                  e) If the Participant voluntarily terminates employment or the Participant's employment is terminated by the Company for cause, this Option shall terminate as of the date of notice of termination of employment and shall no longer be exercisable. The Committee determines whether a Participant has incurred an involuntary termination of employment for reasons other than cause, and the Committee's determination shall be binding for all purposes. Cause means fraud or misappropriation with respect to any business of the Company or intentional material damage to any property or business of the Company or an affiliate of the Company, willful refusal by Participant to perform his duties and responsibilities and to carry out his authority, any disclosure of confidential or proprietary information pertaining to the business of the Company, malfeasance or misfeasance or breach of a material fiduciary duty to the Company, willful failure to act in accordance with the policies of the Board of Directors of the Company, conviction of Participant of a felony or any crime involving moral turpitude, or the use of drugs and/or alcohol which interferes materially with Participant's performance of his services.

                  f) If the Participant's employment with a Pactiv Company terminates for any reason not specified above, or if the Participant's employing Pactiv Company ceases to be a Pactiv Company, all options shall lapse immediately upon such termination or cessation unless the Committee determines otherwise.

         4. At any time the Options are in effect and shares are available for purchase, the Option may be exercised in whole or in part by giving written notice to the Company stating the number of shares to be purchased. The Option Price must be paid in full with the notice of exercise. The Option Price may be paid in cash, check, bank draft or money order; by delivering shares (either by actual delivery or attestation) of Common Stock that the Participant has owned for at least six months or have been purchased on the open market; or by a cashless exercise procedure whereby the Participant may simultaneously exercise the Option and sell their shares of Common Stock acquired and apply the proceeds to the payment of the Option Price. Shares of Common Stock used to make any payment are valued at their Fair Market Value on the date of exercise.

         5. The Company also grants to the Participant Reload Stock Options, each such Stock Option to be deemed awarded on, and to become effective on, each date, if any, (an "Award Date") that the Participant delivers shares of Common Stock, as permitted by Paragraph 4, in payment of the Option Price for the Option upon any whole or partial exercise of the Option; provided however, that no such Reload Stock Option shall be granted unless the Participant is an active employee of a Pactiv Company at the time of delivery of shares, and provided further that not more than two Reload Stock Options shall be granted in any twelve-month period, and the maximum number of Reload Stock Options so granted shall be ten. In accordance with the Plan, the Option Price for shares of Common Stock subject to each Reload Stock Option granted under this Paragraph 5 shall be the Fair Market Value per share of Common Stock as of the Settlement Date or Dates on which the Participant delivers shares of Common Stock in payment of the Option Price pursuant to Paragraph 4.

         6. During the Participant's lifetime, the Options shall not be transferable (voluntarily or involuntarily) and are exercisable only by the Participant or, during his disability, by his legal representative. The Options shall pass, upon death, to the beneficiary designated by the Participant on a form provided by, and filed prior to death with, the Company. If no designation is made or if the designated beneficiary does not survive the Participant's death, the Options shall pass by will or the laws of descent and distribution.

         7. As a condition of receiving the Option, the Participant (or any person exercising after the Participant's death) agrees to make arrangements for the withholding of income taxes and employment taxes upon the exercise of the Option by any manner permitted by the Plan.



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         8. The fact that the Participant has been granted the Option shall not affect the right of the Company to terminate the Participant's employment at any time. The number of shares and the Option Price are subject to adjustment under certain circumstances, as described in the Plan. In the event of certain corporate transactions or other actions or events, the Committee may take such actions with respect to the Option as it deems appropriate and consistent with the Plan.

         9. Any notice to be given under the terms of this Option shall be addressed to Pactiv Corporation, Compensation Department, 1900 West Field Court, Lake Forest, IL 60045.


                               PACTIV CORPORATION

                               /s/ Henry M. Wells III
                               -----------------------------------------------
                               Henry M. Wells III
                               Vice President & Chief Human Resources Officer




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